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Exhibit 13.1

Section 906 Certification

In connection with the Annual Report of Titan Cable plc (the "Company") on Form 20-F for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neil Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2005

/s/ BARRY R. ELSON Barry R. Elson pincipal executive officer

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  Exhibit 13.1
Section 906 Certification